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                                                                   EXHIBIT 10(s)


                            AMENDMENT NO. 1 TO LEASE
                            ------------------------

     THIS AMENDMENT NO. 1 TO LEASE (herein called "Amendment No. 1"), dated January 31, 1996 between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor") and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of December 15, 1995 (as amended, the "Lease Agreement", defined terms used herein as therein defined), which provides for the execution of a Lease Amendment for the purpose of, among other things, amending the Lease Agreement and any prior Lease Supplements thereto; and

     WHEREAS, the Lease Agreement was modified and amended by that certain Lease Supplement No. 1 dated as of December 18, 1995, recorded with the Federal Aviation Administration (the "FAA") on _______________, as Conveyance No. _____________; and

     WHEREAS, Lessor and Lessee have agreed to amend certain terms of the Lease Agreement and Lease Supplements as noted herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Lease Agreement, the Lessor and Lessee hereby amend the Lease Agreement as follows:

A.        AMENDMENTS TO THE LEASE AGREEMENT.
          ---------------------------------

     1.  Section 1 is amended by inserting the following definitions:

          "AA Mortgage" means the Chattel Mortgage and Security
           -----------
          Agreement, dated as of January 31, 1996, between Lessor and Lessee, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as from time to time amended, supplemented or modified.

          "AA Note" means the Secured Promissory Note, dated January 31, 1996,
           -------
          as executed and delivered by Lessee to Lessor.

          "AAdvantage Agreement" means the AAdvantage(R) Participating
           --------------------
          Agreement, dated as of September 12, 1994 between Lessee and Lessor, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as from time to time amended, supplemented or modified.
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          "American Agreements" mean the Lease Agreement, the Long Term
           -------------------
          Agreements, the Ancillary Agreements and the 161 Lease.

          "Change in Control" means the acquisition by any Person or 13D Group
           -----------------
          (other than Airline Investors Partnership, L.P. or its Affiliates) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
          Act) of Voting Securities after which such Person or Group owns Voting Securities representing 30% or more of the outstanding Voting Securities.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "161 Lease" means the Aircraft Lease Agreement, dated as of December
           ---------
          30, 1995 between Lessee and Lessor, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as from time to time amended, supplemented or modified.

          "Monthly Minimum Maintenance Amount" shall have the meaning set forth
           ----------------------------------
          in Section 3(f)(i) of Exhibit E hereto.

          "Monthly Supplemental Rent Payment Date" shall have the meaning set
           --------------------------------------
          forth in Section 3(f)(i) of Exhibit E hereto.

          "13D Group" means any partnership, limited partnership, syndicate or
           ---------
          other "group" ( as such term is used in Section 13(d)(3) of the Exchange Act).

          "Voting Securities" means any securities of Lessee entitled to vote
           -----------------
          generally in the election of directors, or securities convertible into or exercisable or exchangeable for such securities.

     2. The definition of Basic Rent Payment Date is amended by adding the following sentence to the end thereof:

         "After January 31, 1996, and continuing throughout the remainder of the Lease Term, the Basic Rent Payment Dates shall be (i) the first Business Day of each calendar month, commencing with March, 1996 and (ii) the last day of the Term."

     3. Sections 10(c), 13A(g), 13(A)(l) and 14A(g) are deleted in their entirety.

     4. Section 3(a) of the Lease Agreement is hereby amended in its entirety to read as follows:

         "Term.  Except as otherwise provided herein (including
          ----
         pursuant to the definition of Event of Loss), the Term for the

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         Aircraft shall commence on the Delivery Date and end on
         December 15, 1996: provided, however, that Lessor at its
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         sole and absolute discretion, may terminate this Lease by
         giving Lessee thirty (30) days prior written notice of such earlier termination date, which shall thereupon be the last day of the Term. Notwithstanding the foregoing, Lessor shall have the right to terminate this Lease on by written notice to Lessee upon the occurrence of a Change in Control."

     5.  A new Section 13A(g) is inserted to read as follows:

         "So Long as the AA Note shall not have been paid in full, an Event of Default or Termination Event (as defined therein, respectively) exists under the AA Mortgage, the AA Note or any of the American Agreements or an event that permits American, pursuant to Section 11 of the AAdvantage Agreement, to terminate the AAdvantage Agreement exists."

     6.  Security.  A new Section 24 is inserted to read as follows:
         --------

         "Customer's obligations hereunder are secured by the lien (the "AA Lien") created by the AA Mortgage. THE AA LIEN IS SUBORDINATE TO (I) THE LIEN CREATED BY THAT CERTAIN LOAN AND SECURITY AGREEMENT, DATED AS OF SEPTEMBER 12, 1994, BETWEEN CUSTOMER AND THE CIT GROUP/CREDIT FINANCE, INC. ("CIT") PURSUANT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 31, 1996, BETWEEN CIT AND AMERICAN AND
         (II) THE LIEN CREATED BY THAT CERTAIN ROTABLE SPARE PARTS CHATTEL MORTGAGE AND SECURITY AGREEMENT, DATED AS OF OCTOBER 30, 1992, BETWEEN CUSTOMER AND AEROUSA, INC. ("AEROUSA") PURSUANT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 31, 1996, BETWEEN AEROUSA AND AMERICAN."

     7. Section 3(a) of Exhibit E is amended in its entirety to read as follows:

         "(a)  Charges for Base Maintenance Services and Line
               ----------------------------------------------
         Maintenance Services.  In consideration for the agreement of
         --------------------
         Lessor to perform Base Maintenance Services and Line Maintenance Services on the Serviced Aircraft, any Serviced Engines and any Serviced Parts thereof, Lessee shall pay to Lessor an amount equal to the sum of the products of (i) the number of Flight Hours the Serviced Aircraft are flown during each calendar year (or portion thereof) within the Lease Term, multiplied by (ii) the amount set forth opposite "Total Cost Per Flight Hour" below the applicable calendar year on Attachment A. Charges for Base Maintenance Services and Line Maintenance Services shall for the period from the Delivery Date through January 31, 1996, be payable weekly, or approximately weekly (for the period from the Business Day immediately preceding the Delivery Date of the Serviced Aircraft through and including December 31, 1995), as the case may be, in advance, and thereafter monthly, in arrears, in

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         accordance with Section 3(f) of this Exhibit E and shall
         include (i) all fees charged for access to inventory of Rotable Parts, APUs, and spare GE-CF6-6K3 engines required to perform Base Maintenance Services and Line Maintenance Services; and (ii) all fees charged for access to or use of all other Serviced Parts required to perform Base Maintenance Services and Line Maintenance Services unless, and to the extent, Lessee has properly elected to perform its own line maintenance. Outside Services, Expendable Parts and engineering utilized in connection with the performance by Lessor of Base Maintenance Services and Line Maintenance Services are included in the fixed charges described on Attachment A.

     8. Section 3(f)(i) of Exhibit E is amended in its entirety to read as follows:

         "(i)  Payments.  Lessee shall pay Lessor on the Delivery
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         Date (the "Initial Payment Date") of the Aircraft and on
         each of January 8, 17 and 24, 1996 (the "January Payment Dates") (each a "Weekly Supplemental Rent Payment Date") and on the second Business Day of each Month commencing in March, 1996 (each a "Monthly Supplemental Rent Payment Date") for Basic Maintenance Services and Line Maintenance Services. The amount of the payment to be made on each Weekly Supplemental Rent Payment Date shall be in an amount equal to the product of: (A) (1) in respect of the payment due on the Initial Payment Date, the projected Flight Hours as determined in accordance with Section 4(u) of this Exhibit E to be flown by the Serviced Aircraft during the period from and including the Delivery Date to and including January 8, 1996, and (2) in respect of the payments to be made on each January Payment Date, the projected Flight Hours as determined in accordance with Section 4(u) of this Exhibit E to be flown by the Serviced Aircraft during the period from and including January 9, 1996 to and including January 31, 1996, multiplied by (B) the amount set forth opposite 'Total Cost Per Flight Hour' below the time period relating to the time period to which such Weekly Supplemental Rent Payment corresponds as set forth on Attachment A; (C) the product of which is divided by one (1) in the case of the payments due on the Initial Payment Date and by three (3) for the payments due on each January
         Payment Date.   The amount of the payment to be made on each
         Monthly Supplemental Rent Payment Date shall be in an amount equal to the product of the projected Flight Hours, as determined in accordance with Section 4(u) of this Exhibit E to be flown by the Serviced Aircraft (but in no event less than the Monthly Minimum Maintenance Amount) during the calendar month preceding such Monthly Supplemental Rent Payment Date, commencing with the month of February, 1996, multiplied by the amount set forth opposite 'Total Cost Per Flight Hour' below the time period relating to the time period to which such Monthly Supplemental Rent Payment corresponds as set forth

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         on Attachment A. The "Monthly Minimum Maintenance Amount"
         for each month shall be the product of (1) 200 Flight Hours per month times (2) a fraction the numerator of which is the number of days a Serviced Aircraft is not grounded for Maintenance Services during such month and the denominator of which is the number of days in such month the Serviced Aircraft is subject to this Lease. Lessor shall not provide Lessee a monthly or weekly invoice with respect to Weekly Supplemental Rent Payments or Monthly Supplemental Rent Payments. "

     9. Schedule I to the Lease Agreement shall be amended in its entirety to read as set forth in Schedule I attached hereto.

     10. Attachment A to Exhibit E to the Lease Agreement shall be amended in its entirety to read as set forth in Attachment A attached hereto.

B.        CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 1.
          -------------------------------------------------------------

     This Amendment No. 1 shall become effective upon the fulfillment of the following conditions precedent:

     1. On the effective date of this Amendment No. 1 (the "Amendment Effective Date"), the representations and warranties of Lessee set forth in the Lease Agreement shall be true and accurate as if made on such date.

     2. The Lease Amendment and the applicable Lease Supplements shall have been executed and filed for information with the FAA in Oklahoma City, Oklahoma.

     3. The receipt by Lessor from Lessee not later than two (2) days prior to the Amendment Effective Date of the following, dated as of such Amendment Effective Date, all of which shall be satisfactory in form and substance to
Lessor:

     (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof or certifying no changes or amendments thereto since the date they were last certified to Lessor by Lessee;

     (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform this Amendment No. 1 and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

     (c) a closing certificate and an incumbency certificate of a duly authorized officer of Lessee setting out the names and signatures of the person or persons authorized to sign the Lease Agreement;

     (d) receipt by Lessor of the installments of Basic Rent pursuant to Section 3 of the Lease Agreement, as amended hereby, and Supplemental Rent

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pursuant to Exhibit E to this Lease Agreement, as amended hereby, and payment of all amounts then due under any other Long-Term Agreement.

     4. The Final Order confirming the Plan shall be and remain in full force and effect.

     5.  The Long-Term Agreements shall be in full force and effect.

     6. No Default or Lessee Event of Default shall have occurred and be continuing after giving effect to this Lease Amendment and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Long-Term Agreements.

C.        MISCELLANEOUS.
          -------------

     1. Except as set forth herein, all terms and provisions contained in the Lease Agreement shall remain in full force and effect.

     2. Lessee hereby confirms its agreement to pay to Lessor Basic Rent and Supplemental Rent for the Aircraft throughout the Term in accordance with
Section 3 of the Lease Agreement.

     3. This Amendment No. 1 is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     4. This Amendment No. 1 may be executed in several counterparts, each fully-executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Amendment No. 1 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original."

                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, Lessor and Lessee have caused Amendment No. 1 to be duly executed and delivered as of the date and year first above written.

                            AMERICAN AIRLINES, INC.

                            By: /s/ Jeffrey M. Jackson
                                --------------------------------
                                   Jeffrey M. Jackson
                                   Vice President - Corporate
                                   Development and Treasurer

                                HAWAIIAN AIRLINES, INC.

                            By: /s/ Bruce R. Nobles
                                ----------------------------------
                                   Bruce R. Nobles,
                                   Title: Chairman, President and
                                     Chief Executive Officer

                            By: /s/ Rae A. Capps
                                ----------------------------------
                                   Name:  Rae A. Capps
                                   Title:  Vice President, General Counsel
                                             Corporate Secretary

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                                   SCHEDULE I
                                   ----------

     This Schedule I has been left intentionally blank for recording purposes, as the parties deem the information contained therein to be confidential financial information.

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                                  ATTACHMENT A
                                  ------------

     This Attachment A has been left intentionally blank for recording purposes, as the parties deem the information contained therein to be confidential financial information.

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